                                                                  EXHIBIT 10.10


                              SECOND AMENDMENT TO
                      AMENDED AND RESTATED LOAN AGREEMENT


         THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT ("Amendment") is made as of March 12, 1997 by and among BANK OF AMERICA NT&SA, a successor by merger to Seattle-First National Bank, doing business as SEAFIRST BANK ("Seafirst Bank"), a national banking association; KEY BANK OF WASHINGTON, a Washington corporation; U.S. BANK OF WASHINGTON, N.A., a national banking association and successor to West One Bank, Washington; and LASALLE NATIONAL BANK, a national banking association (each individually a "Lender" and collectively the "Lenders"); SEAFIRST BANK as agent for Lenders (the "Agent"); and SHURGARD STORAGE CENTERS, INC., a Delaware corporation ("Borrower").

                                    RECITALS

         A. Lenders, Agent and Borrower are parties to that certain Amended and Restated Loan Agreement dated as of September 9, 1996 (the "Original Loan Agreement").

         B. Lenders, Agent and Borrower entered into a First Amendment to Loan Agreement dated as of November 14, 1996 (the "First Amendment"). The Original Loan Agreement, as amended by the First Amendment, is referred to herein as the "Loan Agreement."

         C. Borrower has requested, and Lenders and Agent have agreed, to amend the Loan Agreement upon certain terms and conditions contained in this Amendment.

         NOW, THEREFORE, Lenders, Agent and Borrower agree as follows:

                                   AMENDMENT

         1. Capitalized Terms. Capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Loan Agreement.

         2. Changes in Corporate Structure. Subject to Section 2.d. below, Lenders consent to the following changes in the corporate structure of Borrower and its affiliates, which consent shall satisfy the written consent requirement contained in Section 8.1 of the Loan Agreement:

                 a. Borrower Incorporation in Washington. Within six months of this Amendment, a new corporation will be formed under






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the laws of the State of Washington with the name "Shurgard Washington Corp."
("New Shurgard"). Borrower may merge into New Shurgard, with New Shurgard being the surviving entity ("Merger"). At the time of the Merger, New Shurgard shall become the Borrower under the Loan Agreement. Following the Merger, the name of New Shurgard will be changed to "Shurgard Storage Centers, Inc."

                 b. Merger of SSC Acquisitions, Inc. into Borrower. Within five months of this Amendment, SSC Acquisitions, Inc. shall merge into Borrower.

                 c. Dissolution of SSC North Carolina, Inc. On or before the date of this Amendment, SSC North Carolina, Inc. shall dissolve.

                 d. Condition Precedent. As a condition precedent to the Lenders' consent to Section 2.a, and pursuant to Section 7.2 of the Loan Agreement, Borrower shall provide Agent with a legal opinion in form and substance satsifactory, and from legal counsel acceptable, to Agent to the effect that the reincorporation of Borrower described in Section 2.a, above, shall have no adverse legal effect on any of Agent's or Lender's rights or remedies under any of the Loan Documents, together with such other evidence that Agent may reasonably require relating to the effect of any such reincorporation.

         3.      Amendments to Loan Agreement.

                 a. Section 6.1. If the Merger occurs, the first sentence of Section 6.1 shall read:

                 Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Washington and is qualified to do business in each and every state where it owns any of the Applicable Properties.

                 b.       Definitions.

                          (1)     The definition of "Commitment" found in
Section 1.1 of the Loan Agreement shall be amended to read as follows:

                          "Commitment" means until June 30, 1997, One Hundred Seventy-five Million Dollars ($175,000,000) and, after June 30, 1997, One Hundred Million Dollars ($100,000,000).

                          (2)     The definition of "Immaterial Subsidiaries"






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found in Section 1.1 of the Loan Agreement shall be amended to read as follows:

                          "Immaterial Subsidiaries" means Shurgard Storage To Go, Inc., a Delaware corporation; and any other wholly owned Subsidiaries of Borrower, other than the Guarantors, the Potential Guarantors and the Excluded Subsidiaries.

                          (3)     The definition of "Potential Guarantors"
found in Section 1.1 of the Loan Agreement shall be amended to read as follows:

                          "Potential Guarantors" means SSC Property Holdings, Inc., a Delaware corporation, and any other Subsidiaries designated by Borrower as Potential Guarantors. Any Subsidiary that has been so designated shall remain a "Potential Guarantor" until such time as it becomes a Guarantor.

                 c. Schedule 5. Schedule 5 referenced in Section 6.11 of the Agreement is replaced with Schedule 5, attached hereto.

         4. Counterpart; Effectiveness of Amendment. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Amendment shall become effective immediately upon the execution and delivery hereof by Borrower, Agent and each Lender.

         5. Representations and Warranties. Borrower hereby repeats the representations and warranties set forth in Article 6 of the Loan Agreement on and as of the date hereof.

         6. Loan Agreement Remains in Effect. Except as expressly amended by this Amendment, the Loan Agreement shall remain in full force and effect.

         7. Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Washington without regard to principles of conflicts of laws.

                 ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY. TO EXTEND CREDIT. OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.






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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or agents thereunto duly authorized as of the date first above written.

                                        BORROWER:

                                        SHURGARD STORAGE CENTERS, INC.

                                        By  /s/ HARRELL BECK
                                          -------------------------------------

                                          Its  Chief Financial Officer
                                             ----------------------------------


                                        Address:   1201 Third Avenue
                                                   Suite 2200
                                                   Seattle, WA   98101
                                                   Attn:  Kristin Stred

                                        Telephone:       (206) 624-8100
                                        Telefax:         (206) 624-1645


                                        LENDERS:

Pro Rata Share of
Total Commitment

From Closing until                      SEAFIRST BANK
June 30, 1997:
$72,500,000      41.42857%

                                        By /s/ Robert Peters
                                          ------------------------------------
After June 30, 1997:
$30,300,000      30.3%                  Its  Vice President
                                            -----------------------------------

                                        Address:     Columbia Seafirst Center
                                                     Floor 11
                                                     701 Fifth Avenue
                                                     Seattle, WA  98104
                                                     Attn:  Robert Peters
                                                     Metropolitan Commercial
                                                     Banking Division

                                        Telephone:    (206) 358-3133
                                        Telefax:      (206) 585-1794






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From Closing until                      KEY BANK OF WASHINGTON
June 30, 1997:
$35,000,000      20%


                                        By /s/ Kathleen Johanson
                                          -------------------------------------

After June 30, 1997:                      Its  Vice President
$24,900,000      24.9%                       ----------------------------------


                                        Address:  700 Fifth Avenue
                                                  Seattle, WA 98111
                                                  Attn:  Kathleen Johanson
                                                  Telephone:   (206) 684-6308
                                                  Telefax:     (206) 684-6035



From Closing until                      U.S. BANK OF WASHINGTON, N.A.
June 30, 1997:
$35,000,000      20%                    BY  /s/ Matthew Rudolf
                                          -------------------------------------

After June 30, 1997:                    Its Vice President
$24,900,000      24.9%                     ------------------------------------

                                        Address:   1420 Fifth Avenue,
                                                   Floor 11, WWH733
                                                   Seattle, WA  98101
                                                   Attn:  Matt Rudolf

                                        Telephone:       (206) 344-4276

                                        Telefax:         (206) 344-2332

From Closing until                      LASALLE NATIONAL BANK
June 30, 1997:
$32,500,000      18.571428%

After June 30, 1997:                    By /s/ Brian Greenblatt
$19,900,000      19.9%                    -------------------------------------

                                       Its First Vice President
                                          -------------------------------------

                                       Address:     135 South LaSalle Street
                                                    Chicago, Illinois 60603
                                                    Attn:  Brian Greenblatt

                                       Telephone:     (312) 904-6346
                                       Telefax:       (312) 904-6469











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                                      AGENT:

                                      SEAFIRST BANK


                                      By /s/ Dora Brown
                                         --------------------------------------
                                      Its Vice President
                                         --------------------------------------



                                      Address:   Seafirst Bank
                                                 701 Fifth Ave., Floor 16
                                                 Seattle, WA  98124
                                                 Attn: Seafirst Agency Services

                                      Telephone:       (206) 358-0101
                                      Telefax:         (206) 358-0971











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                                   SCHEDULE 5

          GUARANTORS, POTENTIAL GUARANTORS AND IMMATERIAL SUBSIDIARIES



                                         STATE OF             AUTHORIZED # OF SHARES      SHARES ISSUED
  NAME                                   INCORPORATION
----------------------------------------------------------------------------------------------------------
SHURGARD EVERGREEN LIMITED             DE
PARTNERSHIP
----------------------------------------------------------------------------------------------------------
SSC PROPERTY HOLDINGS, INC.            DE                   Class A Common - 3,000        Shurgard Storage
                                                                                          Centers, Inc. -
                                                                                          1,000
----------------------------------------------------------------------------------------------------------
SSC BENELUX, INC.                      DE                   Class A Common - 3,000        Shurgard Storage
                                                                                          Centers, Inc. - 1,000

EVERGREEN, INC.                        DE                   3,000                         1,000 - Shurgard
                                                                                          Storage Centers,
                                                                                          Inc.
----------------------------------------------------------------------------------------------------------
SHURGARD'S STORAGE TO GO, INC.         DE                   Common - 1,000
                                                            Preferred - 1,000